                                                                    Exhibit (vi)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                      Effective Date
----                                                                      --------------
Schwab International Index Fund -- Investor Shares                        July 21, 1993

Schwab International Index Fund -- Select Shares                          April 30, 1997

Schwab Small-Cap Index Fund -- Investor Shares                            October 14, 1993

Schwab Small-Cap Index Fund -- Select Shares                              April 30, 1997

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly known    September 25, 1995
as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Growth Portfolio -- P Shares                           November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset     September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio -- Investor Shares (formerly    September 25, 1995
known as Schwab Asset Director-Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio -- P Shares                     November 29, 2005

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset   April 16, 1998
Director-Aggressive Growth Fund)

Schwab S&P 500 Index Fund -- Investor Shares                              February 28, 1996

Schwab S&P 500 Index Fund -- e.Shares                                     February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares                                April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)         May 21, 1996

Laudus International MarketMasters Fund -- Investor Shares (formerly      September 2, 1996
known as Schwab International MarketMasters Fund -- Investor Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Laudus International MarketMasters Fund -- Select Shares (formerly        April 1, 2004
known as Schwab International MarketMasters Fund -- Select Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios-International)

Fund                                                                      Effective Date
----                                                                      --------------
Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as      October 13, 1996
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as        June 1, 2004
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource Portfolios-Growth Allocation)

Schwab Balanced Fund (formerly known as Schwab Viewpoints Fund --         October 13, 1996
Investor Shares, Laudus Balanced MarketMasters Fund -- Investor
Shares (formerly known as Schwab Balanced MarketMasters Fund --
Investor Shares, Schwab MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares (formerly known    August 3, 1997
as Schwab Small-Cap MarketMasters Fund -- Investor Shares, Schwab
MarketManager Small Cap Portfolio and Schwab OneSource Portfolios-Small
Company)

Laudus Small-Cap MarketMasters Fund -- Select Shares (formerly known as   June 1, 2004
Schwab Small-Cap MarketMasters Fund -- Select Shares, Schwab
MarketManager Small Cap Portfolio and Schwab OneSource Portfolios-Small
Company)

Schwab Institutional Select S&P 500 Fund (formerly known as               October 28, 1998
Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund -- Investor Shares                   April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares                     April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services      May 15, 2000
Focus Fund)

Schwab Health Care Fund (formerly known as Health Care Focus Fund)        May 15, 2000

Schwab Hedged Equity Fund -- Investor Shares                              August 26, 2003

Schwab Hedged Equity Fund -- Select Shares                                August 6, 2002

Schwab Small-Cap Equity Fund -- Investor Shares                           May 19, 2003

Schwab Small-Cap Equity Fund -- Select Shares                             May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares                            September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                              September 23, 2003

Fund                                                                      Effective Date
----                                                                      --------------
Schwab Premier Equity Fund -- Investor Shares                             November 16, 2004

Schwab Premier Equity Fund -- Select Shares                               November 16, 2004

Schwab Target 2010 Fund                                                   May 24, 2005

Schwab Target 2015 Fund                                                   November 12, 2007

Schwab Target 2020 Fund                                                   May 24, 2005

Schwab Target 2025 Fund                                                   November 12, 2007

Schwab Target 2030 Fund                                                   May 24, 2005

Schwab Target 2035 Fund                                                   November 12, 2007

Schwab Target 2040 Fund                                                   May 24, 2005

Schwab Retirement Income Fund                                             May 24, 2005

Schwab Large Cap Growth Fund -- Investor Shares                           May 24, 2005

Schwab Large Cap Growth Fund -- Select Shares                             May 24, 2005

Schwab Fundamental US Large Company Index Fund                            February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                        February 28, 2007

Schwab Fundamental International Large Company Index Fund                 February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                            November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund             November 12, 2007
Schwab Monthly Income Fund -- Moderate Payout                             February 25, 2008

Schwab Monthly Income Fund -- Moderate Payout                             February 25, 2008

Schwab Monthly Income Fund -- Moderate Payout                             February 25, 2008

Schwab International Core Equity Fund                                     February 25, 2008


                                        SCHWAB CAPITAL TRUST

                                        By:
                                            ----------------------
                                            Jeffrey Mortimer
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:
                                            ----------------------
                                            Fred Potts
                                            Senior Vice President
                                            Mutual Fund Client Services
Dated as of May 1, 2008

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                                  Fee
----                                                  ---
Schwab International Index Fund -- Investor Shares    Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab International Index Fund -- Select Shares      Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab Small-Cap Index Fund--Investor Shares          Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Small-Cap Index Fund--Select Shares            Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab MarketTrack Growth Portfolio--Investor         Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares (formerly known as Schwab Asset                average daily net assets
Director--High Growth Fund)

Schwab MarketTrack Growth Portfolio-- P Shares        Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly       Twenty one-hundredths of one percent (0.20%) of the Fund's
known as Schwab Asset Director--Balanced Growth       average daily net assets
Fund)

Schwab MarketTrack Conservative Portfolio--Investor   Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares (formerly known as Schwab Asset                average daily net assets
Director--Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio--P Shares   Five one-hundredths of one percent (0.05%) of the
                                                      class' average daily net assets

Schwab Market Track All Equity Portfolio (formerly    Twenty one-hundredths of one percent (0.20%) of the Fund's
known as Schwab Asset Director--Aggressive Growth     average daily net assets
Fund)


Fund                                                  Fee
----                                                  ---
Schwab S&P 500 Index Fund --Investor Shares           Twenty one-hundredths of one percent (0.20%) of the class'
                                                      average daily net assets

Schwab S&P 500 Index Fund -- e.Shares                 Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab S&P 500 Index Fund --Select Shares             Five one-hundredths of one percent (0.05%) of the class' average daily net assets

Schwab Core Equity Fund (formerly known as Schwab     Twenty one-hundredths of one percent (0.20%) of the Fund's
Analytics Fund)                                       average daily net assets.

Laudus International MarketMasters Fund -- Investor   Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares (formerly known as Schwab International        average daily net assets.
MarketMasters Fund -- Investor Shares,
MarketManager International Portfolio and Schwab
OneSource Portfolios--International)

Laudus International MarketMasters Fund -- Select     Fifteen one-hundredths of one percent (0.15%) of the Fund's
Shares (formerly known as Schwab International        average daily net assets
MarketMasters Fund -- Select Shares, MarketManager
International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares     Twenty one-hundredths of one percent (0.20%) of the Fund's
(formerly known as Schwab U.S. MarketMasters Fund     average daily net assets
-- Investor Shares, Schwab MarketManager Growth
Portfolio and Schwab OneSource Portfolios--Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares       Fifteen one-hundredths of one percent (0.15%) of the Fund's
(formerly known as Schwab U.S. MarketMasters Fund     average daily net assets
-- Select Shares, Schwab MarketManager Growth
Portfolio and Schwab OneSource Portfolios--Growth
Allocation)

Schwab Viewpoints Fund (formerly known as Schwab      Twenty one-hundredths of one percent (0.20%) of the Fund's
Viewpoints Fund -- Investor Shares, Laudus Balanced   average daily net assets
MarketMasters Fund -- Investor Shares, Schwab
Balanced MarketMasters Fund -- Investor Shares,
Schwab MarketManager Balanced Portfolio and Schwab
OneSource Portfolios--Balanced Allocation)

Fund                                                  Fee
----                                                  ---
Laudus Small-Cap MarketMasters Fund -- Investor       Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares (formerly known as Schwab Small-Cap            average daily net assets
MarketMasters Fund -- Investor Shares, Schwab
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios--Small Company)

Laudus Small-Cap MarketMasters Fund -- Select         Fifteen one-hundredths of one percent (0.15%) of the Fund's
Shares (formerly known as Schwab Small-Cap            average daily net assets
MarketMasters Fund -- Select Shares, Schwab
MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios--Small Company)

Schwab Institutional Select S&P 500 Fund (formerly    Five one-hundredths of one percent (0.05%) of the Fund's average
known as Institutional Select S&P 500 Fund)           daily net assets

Schwab Total Stock Market Index Fund -- Investor      Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                                average daily net assets

Schwab Total Stock Market Index Fund -- Select        Five one-hundredths of one percent (0.05%) of the Fund's average
Shares                                                daily net assets

Schwab Financial Services Fund (formerly known as     Twenty one-hundredths of one percent (0.20%) of the Fund's
Financial Services Focus Fund)                        average daily net assets

Schwab Health Care Fund (formerly known as Health     Twenty one-hundredths of one percent (0.20%) of the Fund's
Care Focus Fund)                                      average daily net assets

Schwab Hedged Equity Fund -- Investor Shares          Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Hedged Equity Fund -- Select Shares            Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -- Investor Shares       Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -- Select Shares         Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Dividend Equity Fund --                        Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                                       average daily net assets

Schwab Dividend Equity Fund --                        Five one-hundredths of one percent (0.05%) of the Fund's average
Select Shares                                         daily net assets

Schwab Premier Equity Fund --                         Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                                       average daily net assets

Schwab Premier Equity Fund --                         Five one-hundredths of one percent (0.05%) of the Fund's average
Select Shares                                         daily net assets

Schwab Target 2010 Fund                               Zero percent (0%) of the Fund's average daily net assets

Fund                                                  Fee
----                                                  ---
Schwab Target 2015 Fund                               Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2020 Fund                               Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2025 Fund                               Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2030 Fund                               Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2035 Fund                               Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2040 Fund                               Zero percent (0%) of the Fund's average daily net assets

Schwab Retirement Income Fund                         Zero percent (0%) of the Fund's average daily net assets

Schwab Large-Cap Growth Fund -- Investor Shares       Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Large-Cap Growth Fund -- Select Shares         Five one-hundredths of one percent (0.05%) of the Fund's average daily net assets

Schwab Fundamental US Large Company Index Fund --     Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                                       average daily net assets

Schwab Fundamental US Large Company Index Fund --     Five one-hundredths of one percent (0.05%) of the Fund's average
Select Shares                                         daily net assets

Schwab Fundamental US Large Company Index Fund --     Five one-hundredths of one percent (0.05%) of the Fund's average
Institutional Shares                                  daily net assets

Schwab Fundamental US Small-Mid Company Index Fund    Twenty one-hundredths of one percent (0.20%) of the Fund's
-- Investor Shares                                    average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund    Five one-hundredths of one percent (0.05%) of the Fund's average
-- Select Shares                                      daily net assets

Schwab Fundamental US Small-Mid Company Index Fund    Five one-hundredths of one percent (0.05%) of the Fund's average
-- Institutional Shares                               daily net assets

Schwab Fundamental International Large Company        Twenty one-hundredths of one percent (0.20%) of the Fund's
Index Fund -- Investor Shares                         average daily net assets

Schwab Fundamental International Large Company        Five one-hundredths of one percent (0.05%) of the Fund's average
Index Fund -- Select Shares                           daily net assets

Schwab Fundamental International Large Company        Five one-hundredths of one percent (0.05%) of the Fund's average
Index Fund -- Institutional Shares                    daily net assets

Schwab Fundamental Emerging Markets Index Fund --     Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                                       average daily net assets

Schwab Fundamental Emerging Markets Index Fund --     Five one-hundredths of one percent (0.05%) of the Fund's average
Select Shares                                         daily net assets

Fund                                                  Fee
----                                                  ---
Schwab Fundamental Emerging Markets Index Fund --     Five one-hundredths of one percent (0.05%) of the Fund's average
Institutional Shares                                  daily net assets

Schwab Fundamental International Small-Mid Company    Twenty one-hundredths of one percent (0.20%) of the Fund's
Index Fund -- Investor Shares                         average daily net assets

Schwab Fundamental International Small-Mid Company    Five one-hundredths of one percent (0.05%) of the Fund's average
Index Fund -- Select Shares                           daily net assets

Schwab Fundamental International Small-Mid Company    Five one-hundredths of one percent (0.05%) of the Fund's average
Index Fund -- Institutional Shares                    daily net assets

Schwab Monthly Income Fund -- Moderate Payout         Zero percent (0%) of the Fund's average daily net assets

Schwab Monthly Income Fund -- Enhanced Payout         Zero percent (0%) of the Fund's average daily net assets

Schwab Monthly Income Fund -- Maximum Payout          Zero percent (0%) of the Fund's average daily net assets

Schwab International Core Equity Fund -- Investor     Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                                average daily net assets

Schwab International Core Equity Fund -- Select       Five one-hundredths of one percent (0.05%) of the Fund's average
Shares                                                daily net assets

Schwab International Core Equity Fund --              Five one-hundredths of one percent (0.05%) of the Fund's average
Institutional Shares                                  daily net assets

The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                                        SCHWAB CAPITAL TRUST

                                        By:
                                            -----------------------
                                            Jeffrey Mortimer,
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By:
                                            -----------------------
                                            Fred Potts,
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of May 1, 2008